Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of Cubic Energy, Inc. (the “Company”) on Form 10-KSB/A for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, as C.F.O., certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 5, 2008

Signature:	/s/ Scott D. Guffey
Scott D. Guffey, C.F.O.